UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2008

SOLAR ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-24835

20-5080271

(Commission File Number)

            (IRS Employer Identification Number)

1905 Pauline Blvd Ste. 1, Ann Arbor, MI 48103

(Address of Principal Executive Offices)

(734) 686-0137

(Registrant’s Telephone Number, Including Area Code)

1300 E. Lafayette Suite 905 Detroit MI 48207

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year

 On May 12, 2008, Peter Klamka, sole shareholder, voted to change the Articles of Incorporation of the company.

On May 15, 2008, the following changes to the Articles of Incorporation were made:

Article II: The Principal Place of Business was changed form 1300 E. Lafayette, Suite 905, Detroit MI 48203 to 1905 Pauline Blvd, STE. 1, Ann Arbor, MI 48103

ARTICLE IV: The authorized common stock was increased from 50,000,000 shares to 100,000,000 shares. The company authorized the issuance of 1,000,000 Preferred Shares with voting rights of 100 votes per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

   SOLAR ACQUISITION CORP

Dated: June 2, 2008

By:

/s/ Peter Klamka

Peter Klamka, President